UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 1, 2024, the Board of Directors (the “Board”) of AMC Entertainment Holdings, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, fixed the number of directors constituting the Board at 10 directors and elected Sonia Jain as a Class III director to serve until the Company’s 2026 Annual Meeting of Stockholders.

The Board has affirmatively determined that Ms. Jain qualifies as an “independent director” under the New York Stock Exchange listing requirements and meets the heightened standards of independence for audit committee membership under the applicable rules of Securities and Exchange Commission (the “SEC”). The Board has also determined that Ms. Jain qualifies as an “audit committee financial expert” under the criteria set forth in Item 407(d)(5) of Regulation S-K. The Board appointed Ms. Jain to serve on the Audit Committee of the Board.

Ms. Jain will receive the standard compensation for non-employee directors, as described in the section entitled “Non-Employee Director Compensation” in the Company’s proxy statement filed with the SEC on September 29, 2023. In addition, Ms. Jain has an indemnification agreement with the Company pursuant to which the Company will indemnify her from certain liabilities that may arise by reason of her status as a director and to advance certain expenses incurred by her. The form of indemnification agreement was filed as Exhibit 10.26 to the Company’s Form S-1 Registration Statement, filed with the SEC on November 22, 2013, as amended, and the terms of the indemnification agreement are incorporated herein by reference.

There are no arrangements or understandings between Ms. Jain and any other persons pursuant to which she was selected to be a director of the Company. There are no transactions between Ms. Jain, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.

On March 1, 2024, the Company issued a press release announcing the election of Ms. Jain to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of AMC Entertainment Holdings, Inc. dated March 1, 2024.
104	Cover Page Interactive Data File – (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 1, 2024	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary

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